LOVE GOLF DESIGN

November 10, 2004

VIA FEDERAL EXPRESS

Mr. Carl Crawford
The Grand Shell Landing, Inc.
3499 Shell Landing Boulevard
Gautier, Mississippi 39553

Subject: Shell Landing Golf Club; Use of Name and Likeness of Davis Love III

Dear Carl:

This letter confirms to you that Love Enterprises and Associates, Inc., and Davis M. Love, III, acknowledge the contemplated purchase of the Shell Landing Golf Club and Golf Course by The Grand Shell Landing, Inc., and agree that, upon the completion of said purchase, The Grand Shell Landing, Inc., shall have the right of the "Owner" to use Davis Love III's name and likeness, etc., under the terms set forth in that Design Contract, dated July 20, 1999, by and among Shell Landing Development, Inc., and McIntyre Golf Development, and Love Enterprises and Associates, Inc., and Davis Love, III, a copy of which is attached hereto and incorporated herein by reference.

Please let me know if you have any questions regarding this matter. I look forward to working with you.

With best regards, I remain,

Very truly yours,
LOVE ENTERPRISES AND ASSOCIATES, INC.

By: Mark Love, its: President

Enclosure
CC: Albert Lazo (by fax: 305-442-9126)

P.O. BOX 20344 / ST. SIMONS ISLAND, GA 31522 / 912-638-6051 / FAX 912-638-7728 / LOVEGOLFDESIGN@BELLSOUTH.NET